UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

DTE Energy Company (the “Company”) utilizes the form of stock grant agreement attached hereto as Exhibit 10.1 to evidence grants of non-qualified stock options, performance shares and restricted stock awards to officers and employees of the Company and its subsidiaries under its 2001 Stock Incentive Plan. The 2001 Stock Incentive Plan, which was approved by the Company’s shareholders, was filed as Exhibit 10-43 to the Company’s Form 10-Q for the quarter ended March 31, 2001.

Item 9.01. Financial Statements and Exhibits.

(c)       Exhibits

               10.1           Form of DTE Energy Company Stock Grant Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005

DTE ENERGY COMPANY (Registrant)
/s/ Larry E. Steward
Larry E. Steward
Vice President

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of DTE Energy Company Stock Grant Agreement.